UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 23, 2014

SJW Corp.
(Exact name of registrant as specified in its charter)

California	1-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On June 23, 2014, San Jose Water Company (the “Company”), a wholly-owned subsidiary of SJW Corp., and Wells Fargo Bank, National Association (“Wells Fargo”) entered into the Second Amendment (the “Second Amendment”) to the Credit Agreement dated as of March 1, 2012 between the Company and Wells Fargo (“Credit Agreement”), pursuant to which the maximum principal amount available for borrowing under the Credit Agreement was increased from $75 million to $85 million, and the maturity date of the Credit Agreement was extended to September 1, 2016. The foregoing description of the Second Amendment is qualified in its entirety by reference to the full terms and conditions of the Second Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference, and a copy of the Credit Agreement, which was filed as Exhibit 10.2 to the Form 8-K filed by SJW Corp. on March 7, 2012.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosures set forth in Item 1.01 above are incorporated by reference in this Item 2.03.

Item 8.01    Other Events

On June 23, 2014, SJW Corp., SJW Land Company and Wells Fargo entered into the Second Amendment (the “SJW Second Amendment”) to the Credit Agreement dated as of March 1, 2012 between SJW Corp., SJW Land Company and Wells Fargo (as amended, the “SJW Credit Agreement”) pursuant to which the maturity date of the SJW Credit Agreement was extended to September 1, 2016. The foregoing description of the SJW Second Amendment is qualified in its entirety by reference to the full terms and conditions of the SJW Second Amendment, which is filed as Exhibit 10.2 hereto and incorporated herein by reference, and a copy of the SJW Credit Agreement, which was filed as Exhibit 10.1 to the Form 8-K filed by SJW Corp. on March 7, 2012.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Document

10.1	Second Amendment to Credit Agreement dated as of June 23, 2014 between San Jose Water Company and Wells Fargo Bank, National Association, and Revolving Line of Credit Note dated June 23, 2014
10.2	Second Amendment to Credit Agreement dated as of June 23, 2014 between SJW Corp., SJW Land Company and Wells Fargo Bank, National Association, and Revolving Line of Credit Note dated June 23, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW Corp.

June 25, 2014	/s/ James P. Lynch
James P. Lynch Chief Financial Officer and Treasurer

Exhibit Number	Description of Document

10.1	Second Amendment to Credit Agreement dated as of June 23, 2014 between San Jose Water Company and Wells Fargo Bank, National Association, and Revolving Line of Credit Note dated June 23, 2014
10.2	Second Amendment to Credit Agreement dated as of June 23, 2014 between SJW Corp., SJW Land Company and Wells Fargo Bank, National Association, and Revolving Line of Credit Note dated June 23, 2014